                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials        [ ]   Confidential, for Use of the
[ ]   Soliciting Material Pursuant to              Commission Only (as permitted
      Rule 14a-11(c) or Rule 14a-12                by Rule 14a-6(e)(2))

                      Hospital and Health Facilities Trust
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     _____________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)     Title of each class of securities to which transaction applies:

      (2)     Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)     Proposed maximum aggregate value of transaction:

      (5)     Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of it filing.

      (1)     Amount previously paid:

      (2)     Form, schedule or registration statement no.:

      (3)     Filing party:

      (4)     Date filed:

                         CALIFORNIA HOSPITAL AND HEALTH
                          FACILITIES LIQUID ASSET FUND
             (A PORTFOLIO OF HOSPITAL AND HEALTH FACILITIES TRUST)

                        7901 STONERIDGE DRIVE, SUITE 500
                         PLEASANTON, CALIFORNIA  94588





                                                                  March 25, 1997



Dear Shareholder:

         You are invited to attend a special meeting of the shareholders of Hospital and Health Facilities Liquid Asset Fund (the "Fund") to be held Tuesday, April 15, 1997 at 2:30 p.m. (Pacific time) at 7901 Stoneridge Drive, Suite 500, Pleasanton, California. The matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

         Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed envelope. If you have questions about the transaction, please call 1 (800) 221-4524 Ext. 202.

         Thank you for your cooperation and continued support.

                                        Sincerely,




                                        JAY HUDSON,
                                        Chair

                         CALIFORNIA HOSPITAL AND HEALTH
                          FACILITIES LIQUID ASSET FUND
             (A PORTFOLIO OF HOSPITAL AND HEALTH FACILITIES TRUST)

                        7901 STONERIDGE DRIVE, SUITE 500
                         PLEASANTON, CALIFORNIA  94588
                             _____________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             _____________________

                          TO BE HELD ON APRIL 15, 1997
                            1-800-221-4524 EXT. 202

         A Special Meeting of the shareholders of CALIFORNIA HOSPITAL AND HEALTH FACILITIES LIQUID ASSET FUND, a portfolio of Hospital and Health Facilities Trust, will be held at 7901 Stoneridge Drive, Suite 500, Pleasanton, California 94588, on April 15, 1997 at 2:30 p.m. (PST) for the following purposes:

         1. To consider and act upon the election of thirteen (13) members of the Board of Trustees of the Trust to serve until their successors are elected and qualified; and

         2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on March 19, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting.

                                        By order of the Board of Trustees,


                                        JAY HUDSON, Chair
March 25, 1997



--------------------------------------------------------------------------------

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE.

--------------------------------------------------------------------------------

                         CALIFORNIA HOSPITAL AND HEALTH
                          FACILITIES LIQUID ASSET FUND
             (A PORTFOLIO OF HOSPITAL AND HEALTH FACILITIES TRUST)

                        7901 STONERIDGE DRIVE, SUITE 500
                         PLEASANTON, CALIFORNIA  94588
                             _____________________

                                PROXY STATEMENT
                             _____________________

               FOR A SPECIAL MEETING TO BE HELD ON APRIL 15, 1997
                            1-800-221-4524 EXT. 202

                                  INTRODUCTION

         This Proxy Statement (the "Proxy") is being furnished in connection with the solicitation by the Board of Trustees (the "Board") of Hospital and Health Facilities Trust (the "Trust") of proxies to be voted at a Special Meeting of the shareholders (the "Meeting") of the California Hospital and Health Facilities Liquid Asset Fund (the "Fund"), a portfolio of the Trust, to be held at 7901 Stoneridge Drive, Suite 500, Pleasanton, California 94588 on April 15, 1997 at 2:30 p.m. (PST) and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         The costs of preparing, printing, mailing and soliciting proxies are being borne by Cadre Financial Services, Inc. ("Cadre Financial"), the investment adviser to the Fund. In addition, certain officers, directors and employees of Cadre Financial and officers and Trustees of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. It is not expected that any paid proxy solicitors will be retained. However, if such solicitors are retained, their fees and expenses will not be borne by the Fund.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted in favor of the election of each person nominated for election as a Trustee of the Trust. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be counted as present, and any proxies from brokers or nominee owners of shares indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power, will be treated as shares that are not present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Meeting at the address indicated above or by voting in person at the Meeting.

         The Board knows of no business other than that specifically mentioned in the accompanying Notice of Special Meeting of Shareholders which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

         The Board has fixed the close of business on March 19, 1997 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter for each share held. Shareholders do not have cumulative voting rights. At the close of business on the Record Date, the Fund had outstanding 41,291,199 shares. In the event that a quorum (the presence in person or by proxy of shareholders representing one-third of the shares outstanding on the Record Date) cannot be obtained, one or more adjournments of the Meeting may be sought. Any such adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies that they are entitled to vote for the election of any of the persons nominated for election as a Trustee of the Trust in favor of an adjournment.

         The principal executive offices of the Fund are located at 7901 Stoneridge Drive, Pleasanton, California 94588. The enclosed proxy and this Proxy Statement are first being sent to the Fund's shareholders on or about March 25, 1997.

         A copy of the Fund's annual report for the year ended December 31, 1996, is being sent to all shareholders of record together with this Proxy Statement.

         Price Waterhouse LLP ("PW") has been selected by the vote of the Board, as the independent accountants of the Trust to audit the accounts of the Fund for and during the fiscal year ending December 31, 1997. Representatives of PW will not attend the Meeting.

                               PRINCIPAL HOLDERS

         As of March 19, 1997, to the best knowledge of the Fund, the following persons beneficially owned more than 5% of the outstanding shares of the Fund:

                                                         Number of Shares                 Percentage of
                Name and Address                        Beneficially Owned              Outstanding Shares
                ----------------                        ------------------              ------------------
California Breast Cancer Treatment Center                  5,065,999.82                       12.27%
770 East Shaw, Suite 200
Fresno, CA 93710

Chinese City Health Care Assn.                             2,442,717.00                       5.92%
170 Columbus Ave, Suite 210
San Francisco, CA 94133

Chinese Hospital Association                               5,811,833.16                       14.07%
845 Jackson St.
San Francisco, CA 94133

Community Hospital of the Monterey Peninsula               4,737,618.00                       11.47%
P.O. Box HH
Monterey, CA 93942

                                                         Number of Shares                 Percentage of
                Name and Address                        Beneficially Owned              Outstanding Shares
                ----------------                        ------------------              ------------------
Health Services Research Foundation                        2,287,865.26                       5.54%
7901 Stoneridge Dr., Suite 500
Pleasanton, CA 94588

Muir Medical Group                                         2,553,275.75                       6.18%
P.O. Box 5107
Walnut Creek, Ca 94596

Sharp Community Medical Group                              5,074,968.09                       12.29%
8665 Gibbs Dr., Suite 201
San Diego, CA 98123


                            ELECTION OF THE BOARD OF
                             TRUSTEES OF THE TRUST

         At the Meeting, thirteen (13) trustees will be elected to the Board to serve until their successors are elected and qualified. The affirmative vote of a majority of the shares of the Fund present at the Meeting and voting for each nominee is required to elect such nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each of the nominees listed below, in the absence of other instructions. The Board recommends that you vote in favor of the election of each of the nominees.

         The Board knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

         Certain information concerning the nominees is set forth below. The nominees who are currently trustees of the Trust are indicated by an asterisk (*). All of them except Jenete M. Maslonka and William K. Piche were elected at a Special Meeting of the Shareholders held on November 19, 1996. The "interested" trustees (as defined by Section 2(a)(19) of the Investment Company
Act) are indicated by double asterisk(**). None of the Trustees directly owned any shares in the Fund during the fiscal year ended December 31, 1996, nor, up to and including the Record Date, have they owned any shares in the Fund during fiscal year 1997. Certain trustees, in their respective capacities as officers and directors of certain shareholders of the Fund, may be deemed to have an indirect interest in the shares of the Fund owned by such shareholders. Interests in such shares are indicated by a triple asterisk (***). William T. Sullivan, Jr. is an officer and director of the Fund's investment advisor, Cadre Financial Services, Inc., and prior to December 31, 1996 was a shareholder of the Fund's investment advisor.

                                                                  TRUSTEE      FUND SHARES
                             PRINCIPAL OCCUPATIONS OR             OF THE       OWNED AS OF        % OF SHARES
NAME AND AGE                 EMPLOYMENT IN PAST 5 YEARS         TRUST SINCE      3/19/97         OUTSTANDING
------------                 --------------------------         -----------      -------         -----------
Alan H. Anderson*            President, South Coast Health          1992          43,562***       0.11% ***
Age: 53                      Care Management, Inc.  His
                             address is 3901 E. 4th Street,
                             Long Beach, California  90814.

J. Kendall Anderson*         Chief Executive Officer of the         1995       3,748,545***        9.08% ***
Age: 53                      John Muir Medical Center.  His
                             address is 1601 Ygnacio Valley
                             Road, Walnut Creek, California
                             94598.

Elizabeth Suzanne Curtis*    Executive Director of Sharp            1996       5,074,968***        12.29%***
Age: 38                      Community Medical Group since
                             April 1994.  Vice President of
                             Physician Services, Sharp
                             Healthcare, San Diego,
                             California from March 1989 to
                             March 1991; and Director of
                             Finance, Sharp Memorial
                             Hospital, San Diego,
                             California, from November 1987
                             to March 1989.  Her address is
                             8665 Gibbs Drive, Suite 201,
                             San Diego, California  92123.

Dennis A. Eder               Senior Vice President and CFO,
Age: 44                      Care America Health Plans since
                             1995; Acting CFO, since
                             September 1996, Vice President,
                             Treasury, UniHealth 1988 to
                             1995.  His address is 6300
                             Canoga Avenue, Woodland Hills,
                             California 91367.

                                                                  TRUSTEE      FUND SHARES
                             PRINCIPAL OCCUPATIONS OR             OF THE       OWNED AS OF       % OF SHARES
NAME AND AGE                 EMPLOYMENT IN PAST 5 YEARS         TRUST SINCE      3/19/97         OUTSTANDING
------------                 --------------------------         -----------      -------         -----------
Harvey A. Fein               Chief Financial Officer, Molina
Age: 50                      Medical Centers since 1995;
                             Financial Consultant 1994-1995;
                             Director of Finance, Blue Cross
                             of California-Wellpoint Health
                             Networks, Inc. 1990-1994.  His
                             address is One Golden Shore,
                             Long Beach, California 90802.

Frank E. Gibson*             President and Chief Executive          1994       1,217,775***         2.95%***
Age: 54                      Officer of Hospital Consortium
                             of San Mateo County since 1981.
                             CEO, Sequoia Heath Care
                             District since 1996.  His
                             address is 1600 Trousdale
                             Drive, Burlingame, California
                             94010.

Terry Hartshorn              Chairman since 1993 and
Age: 52                      President and CEO 1976-1993,
                             PacifiCare Health Systems;
                             President and CEO UniHealth
                             January 1997-1993.  His address
                             is 3400 Riverside Drive,
                             Burbank, California 91505.

James O. Hillman             Chief Operating Officer,
Age: 62                      American Medical Group
                             Association since 1996;
                             Executive Director, Unified
                             Medical Group Association 1988-
                             1996.  His address is 3010 Old
                             Ranch Parkway #190, Seal Beach,
                             California 90740.

                                                                  TRUSTEE      FUND SHARES
                             PRINCIPAL OCCUPATIONS OR             OF THE       OWNED AS OF       % OF SHARES
NAME AND AGE                 EMPLOYMENT IN PAST 5 YEARS         TRUST SINCE      3/19/97         OUTSTANDING
------------                 --------------------------         -----------      -------         -----------
Martin L. Hopp               Otolaryngologist, Head and Neck
Age: 47                      Surgeon on staff of Cedars-
                             Sinai Medical Center, Century
                             City Hospital and Midway
                             Hospital; Chief Operating
                             Officer, Beverly Hills Care.
                             His address is 8631 W. Third
                             Street, Suite 440E, Los
                             Angeles, California 90048.

Jay Hudson*                  President and Chief Executive          1992       4,737,618***         11.47%***
Age: 59                      Officer of Community Hospital
                             of the Monterey Peninsula since
                             1990; Chief Operating Officer
                             from 1987 to 1990; and Senior
                             Vice President from 1982 to
                             1987.  His address is 23625
                             Holman Highway, Monterey,
                             California  93340.

Jenete M. Maslonka*          Chief Operating Officer,               1997
Age: 42                      Network Health Financial
                             Services since 1996; Banking
                             consultant 1993-1994;
                             Compliance Officer 1993-1994
                             and Senior Vice President,
                             Operations 1989-1993, First
                             Professional Bank.  Her address
                             is 11835 W. Olympic Boulevard,
                             Suite 650E, Los Angeles,
                             California 90064.

                                                                  TRUSTEE      FUND SHARES
                             PRINCIPAL OCCUPATIONS OR             OF THE       OWNED AS OF       % OF SHARES
NAME AND AGE                 EMPLOYMENT IN PAST 5 YEARS         TRUST SINCE      3/19/97         OUTSTANDING
------------                 --------------------------         -----------      -------         -----------
William K. Piche***          President and CEO since 1997          1997          8,965,944 ***   21.71% ***
Age: 50                      and Executive Director 1995-
                             1997, SharePlus, Inc.; Regional
                             Vice President, Operations and
                             Development, Paracelsus
                             Healthcare Corp. 1993-1995;
                             President and CEO, Memorial
                             Hospitals Association, Modesto,
                             California 1987-1993.  His
                             address is 7901 Stoneridge
                             Drive, Suite 500, Pleasanton,
                             California 94588.

William T. Sullivan, Jr.**   Chairman and CEO, Cadre
Age: 51                      Financial Services, Inc. since
                             1996.  Chairman and CEO of CF
                             Services, Inc. (formerly Cadre
                             Financial Services, Inc.) since
                             1983. His address is 905
                             Marconi Avenue, Ronkonkoma, New
                             York 11779.

         Four meetings of the Board of the Trustees were held during the fiscal year ended December 31, 1996. Each nominee who was a trustee during that period attended at least 75% of the meetings of the Board of Trustees, with the exception of Alan H. Anderson.

         The Trustees receive no remuneration from the Trust or the Fund for acting as such. However, the Independent Trustees may be reimbursed by the Fund for expenses they incur in providing services to the Trust.

         The Board has no standing committees.

                             PORTFOLIO TRANSACTIONS

         Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities typically include a commission paid by the issuer to the underwriter and the purchase price paid to market makers for the securities generally includes a "spread" which represents compensation to the market maker.

         Currently, transactions are allocated to various dealers by Cadre Financial in its best judgment. The primary considerations are prompt and effective execution and orders at the most favorable price. Subject to those primary considerations, dealers may be selected for research, statistical or other services to enable Cadre Financial to supplement its own research and analysis with the views and information of other securities firms. Securities transactions are not directed to securities firms in consideration of sales of Fund shares.

         During the fiscal year ended December 31, 1996, the Trust did not pay any brokerage commissions.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

The Trust does not hold regularly scheduled annual meetings of shareholders. Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Trust.

                                 OTHER MATTERS
         The management of the Trust knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly to come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

         All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                        By order of the Board of Trustees,



                                        JAY HUDSON
                                        Chair

March 25, 1997

                   CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                               LIQUID ASSET FUND
             (A PORTFOLIO OF HOSPITAL AND HEALTH FACILITIES TRUST)

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               OF THE TRUST FOR A SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 1997

         The undersigned hereby appoints Jay Hudson and William K. Piche, jointly and severally, as Proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of California Hospital and Health Facilities Liquid Asset Fund (the "Fund") held of record by the undersigned on March 19, 1997 at the Meeting of Shareholders of Hospital and Health Facilities Trust (the Trust") to be held April 15, 1997, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.


The Board of Trustees Recommends a Vote "FOR":

1.       Election of each of the persons        FOR all nominees    WITHHOLD
         nominated for election as Trustees       listed below      AUTHORITY
         of the Trust.  (see reverse).                [  ]             [  ]

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.) Alan H. Anderson, J. Kendall Anderson, Elizabeth Suzanne Curtis, Dennis A. Eder, Harvey A. Fein, Frank E. Gibson, Terry Hartshorn, James O. Hillman, Martin L. Hopp, Jay Hudson, Jenete M. Maslonka, William K. Piche, William T. Sullivan

2. In their discretion upon such other business as may properly be brought before the meeting.

If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner directed herein, if not otherwise specified, this proxy will be voted to elect each of the persons nominated as Trustees.

Please date and sign below exactly as name appears on this Proxy.

___________________________________________
Name of Shareholder

___________________________________________
Authorized Signature
Title:

___________________________________________
Authorized Signature
Title:

Date: ____________________________, 1997


                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE